EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First American Capital
Corporation (the "Company") on Form 10-KSB for the period ending
December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Harland E. Priddle, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date 3/31/03			/s/ Harland E. Priddle
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		                Harland E. Priddle
                    	        Secretary, Treasurer and
                                Chief Financial Officer